UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 24, 2006

AgFeed Industries, Inc.
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(Exact name of registrant as specified in Charter)

Nevada	000-28195	20-2597168
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

1095 Qing Lan Avenue
Economic and Technical Development Zone
Nan Chang City, Jiangxi Province
China 330013
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(Address of Principal Executive Offices)

86-0791-2189878
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(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On November 24, 2006, the Registrant dismissed DeJoya Griffith & Company, LLC as its principal independent public accountant, and engaged Goldman & Parks LLP as its new principal independent accountant. This decision was approved by the Board of Directors of Registrant DeJoya Griffith & Company, LLC audited the Registrant’s financial statements from March 30, 2005 (inception) through March 31, 2006.

The Company’s financial statements for the year ended March 31, 2006 were prepared assuming that the Company will continue as a going concern. As described in Note 1 to those financial statements, the Company has had limited operations and was in still in the exploration stages and that raises substantial doubt about its ability to continue as a going concern. The financial statements did not include any adjustments that might result from the outcome of this uncertainty.

  During the Registrant’s most recent fiscal year and the interim period ended November 24, 2006, there have been no disagreements or reportable events with DeJoya Griffith & Company, LLC on any matter of accounting principles, or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of DeJoya Griffith & Company, LLC would have caused them to make reference thereto in their reports on the financial statements for such year. DeJoya Griffith & Company, LLC ‘s report on the Registrant’s financial statements for the Registrant’s most recent fiscal year did not contain an adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope, or accounting principles.

During the Registrant’s most recent fiscal year and the interim period ended November 24, 2006, the Registrant has not consulted with DeJoya Griffith & Company, LLC regarding any matters or reportable events described in Items 304 (a)(2)(i) and (ii) of Regulation S-B.

The Registrant has provided to DeJoya Griffith & Company, LLC a copy of the disclosures made in this Form 8-K and has requested that DeJoya Griffith & Company, LLC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of DeJoya Griffith & Company, LLC’s letter dated November 29, 2006 is attached to this report as Exhibit 16.1.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d)	On November 24, 2006, Xiong Junhong was elected a Director of the Registrant. Xiong Junhong is also the President of the Registrant.

Item 5.03 Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year

(b) On November 24, 2006, the Registrant elected to change its fiscal year from the 12 month period beginning April 1 and ending March 31 to the 12 month period beginning January 1 and ending December 31. The report covering the transition period will be filed on a Form 10-KSB.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit 16.1 Letter from DeJoya Griffith & Company, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AgFeed Industries, Inc.

Date: November 30, 2006	By:	/s/ Xiong Junhong
Xiong Junhong Chief Executive Officer